The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	CENTEX HOME EQUITY LOAN TRUST 2005-B
	01/31/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	270,935,796
Total Original Balance:	271,099,527

Number Of Loans:	2,234

			Minimum	Maximum
Average Current Balance:	$121,278.33		$24,692.91	$735,935.36
Average Original Balance:	$121,351.62		$25,000.00	$736,483.50
Average Appraisal Value:	$168,963.64		$45,000.00	$915,000.00
Average Purchase Price:	$176,022.92		$0.00	$593,005.00
Average Collateral Value:	$168,849.29		$45,000.00	$915,000.00

Weighted Average Gross Coupon:	8.349%		5.500	14.500%

Weighted Average Gross Margin:	7.361%		2.250	11.630%
Weighted Average Initial Rate Cap:	2.220%		1.000	3.000%
Weighted Average Period Rate Cap:	1.025%		1.000	2.000%
Weighted Average Minimum Rate:	8.173%		5.500	11.850%
Weighted Average Maximum Rate:	15.154%		11.610	18.850%

Weighted Average Initial Reset Frequency:	26	months	6	60	months
Weighted Average Reset Frequency:	6	months	6	12	months
Weighted Average Next Reset:	25.10	months	4.00	58.00	months

Weighted Average Combined Orig Ltv:	80.50%		13.33	96.00%

Weighted Average Fico Score:	527		460	549

Weighted Average Back-End Ratio:	39.53%		0.79	74.82%

Weighted Average Orig Amort Term:	356.34	months	84.00	360.00	months
Weighted Average Original Term:	356.32	months	84.00	360.00	months
Weighted Average Remaining Term:	355.55	months	84.00	360.00	months
Weighted Average Seasoning:	0.77	months	0.00	9.00	months

Weighted Average Prepay Term:	33.44	months	0.00	60.00	months

Top State Concentrations ($):	16.44 % California, 9.69 % Texas, 7.39 % Florida
Maximum Zip Code Concentration ($):	0.56% 94509 (Antioch, CA)

First Pay Date:			May 01, 2004	Mar 15, 2005
Paid To Date:			Nov 22, 2004	Jan 31, 2005
Mature Date:			Jan 01, 2012	Feb 15, 2035
1St Rate Adj Date:			May 01, 2005	Nov 01, 2009
Next Rate Adj Date:			May 01, 2005	Nov 01, 2009

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 MO LIBOR	1,483	197,519,110.84	72.90
3/27 6 MO LIBOR	312	40,350,460.37	14.89
Fixed Rate	429	30,863,388.46	11.39
6 MO LIBOR	7	1,813,629.52	0.67
2/28 ARM I/O	1	220,000.00	0.08
5/25 ARM	1	134,207.11	0.05
Fixed Rate Balloon	1	35,000.00	0.01
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	2,233	270,879,863.70	99.98
02:Delinquent:30 Days	1	55,932.60	0.02
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	1,484	197,739,110.84	72.98
3/27 6 Mo LIBOR ARM	312	40,350,460.37	14.89
Fixed Rate	429	30,863,388.46	11.39
6 Mo LIBOR ARM	7	1,813,629.52	0.67
5/1 Year LIBOR ARM	1	134,207.11	0.05
Fixed Rate Balloon	1	35,000.00	0.01
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	1,804	240,037,407.84	88.60
Fixed Rate	430	30,898,388.46	11.40
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	2,219	268,636,670.47	99.15
Silent Second	15	2,299,125.83	0.85
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
25,000 - 50,000	239	9,667,489.48	3.57
50,001 - 100,000	896	64,639,472.08	23.86
100,001 - 150,000	515	63,011,297.81	23.26
150,001 - 200,000	277	47,978,167.92	17.71
200,001 - 250,000	144	32,162,734.64	11.87
250,001 - 300,000	82	22,357,494.82	8.25
300,001 - 350,000	30	9,665,981.34	3.57
350,001 - 400,000	31	11,575,333.68	4.27
400,001 - 450,000	4	1,649,790.41	0.61
450,001 - 500,000	11	5,236,904.43	1.93
500,001 - 550,000	1	519,160.50	0.19
550,001 - 600,000	3	1,736,033.83	0.64
700,001 - 736,484	1	735,935.36	0.27
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
24,693 - 50,000	243	9,867,195.86	3.64
50,001 - 100,000	892	64,439,765.70	23.78
100,001 - 150,000	515	63,011,297.81	23.26
150,001 - 200,000	278	48,177,985.38	17.78
200,001 - 250,000	143	31,962,917.18	11.80
250,001 - 300,000	82	22,357,494.82	8.25
300,001 - 350,000	30	9,665,981.34	3.57
350,001 - 400,000	31	11,575,333.68	4.27
400,001 - 450,000	4	1,649,790.41	0.61
450,001 - 500,000	11	5,236,904.43	1.93
500,001 - 550,000	1	519,160.50	0.19
550,001 - 600,000	3	1,736,033.83	0.64
700,001 - 735,935	1	735,935.36	0.27
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.500 - 5.500	2	731,619.32	0.27
5.501 - 6.000	19	5,184,320.47	1.91
6.001 - 6.500	57	9,741,788.93	3.60
6.501 - 7.000	136	25,450,594.72	9.39
7.001 - 7.500	207	32,280,543.09	11.91
7.501 - 8.000	392	53,615,475.67	19.79
8.001 - 8.500	289	36,509,902.11	13.48
8.501 - 9.000	391	46,535,639.99	17.18
9.001 - 9.500	176	17,482,647.03	6.45
9.501 - 10.000	214	19,509,753.46	7.20
10.001 - 10.500	95	7,773,953.51	2.87
10.501 - 11.000	94	6,971,095.93	2.57
11.001 - 11.500	54	3,602,911.82	1.33
11.501 - 12.000	49	2,821,157.45	1.04
12.001 - 12.500	29	1,668,797.90	0.62
12.501 - 13.000	18	682,825.88	0.25
13.001 - 13.500	3	74,773.95	0.03
13.501 - 14.000	7	247,995.07	0.09
14.001 - 14.500	2	50,000.00	0.02
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 3.000	1	134,207.11	0.06
4.001 - 5.000	10	2,637,725.09	1.10
5.001 - 6.000	124	23,035,484.31	9.60
6.001 - 7.000	462	73,518,310.62	30.63
7.001 - 8.000	592	76,926,541.07	32.05
8.001 - 9.000	394	44,207,797.25	18.42
9.001 - 10.000	161	14,945,963.82	6.23
10.001 - 11.000	56	4,421,422.90	1.84
11.001 - 11.630	4	209,955.67	0.09
Total	1,804	240,037,407.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.500 - 6.000	21	5,915,939.79	2.46
6.001 - 7.000	185	33,928,491.21	14.13
7.001 - 8.000	562	82,293,637.34	34.28
8.001 - 9.000	586	74,537,169.77	31.05
9.001 - 10.000	307	31,099,781.77	12.96
10.001 - 11.000	117	10,471,087.85	4.36
11.001 - 11.850	26	1,791,300.11	0.75
Total	1,804	240,037,407.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.610 - 12.000	1	307,947.96	0.13
12.001 - 13.000	24	6,404,846.72	2.67
13.001 - 14.000	189	34,577,013.39	14.40
14.001 - 15.000	560	81,952,330.69	34.14
15.001 - 16.000	586	74,211,868.73	30.92
16.001 - 17.000	306	30,587,878.60	12.74
17.001 - 18.000	112	10,204,221.64	4.25
18.001 - 18.850	26	1,791,300.11	0.75
Total	1,804	240,037,407.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	7	1,813,629.52	0.76
2.000	1,395	183,570,804.93	76.48
3.000	402	54,652,973.39	22.77
Total	1,804	240,037,407.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	1,730	228,483,077.22	95.19
1.500	71	11,250,298.34	4.69
2.000	3	304,032.28	0.13
Total	1,804	240,037,407.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	1,803	239,903,200.73	99.94
12	1	134,207.11	0.06
Total	1,804	240,037,407.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
84	1	31,500.00	0.01
96	1	35,000.00	0.01
120	13	703,268.29	0.26
125	1	49,768.51	0.02
132	1	29,093.53	0.01
156	1	51,350.00	0.02
180	48	2,665,072.39	0.98
181	1	87,199.80	0.03
234	1	122,000.00	0.05
240	41	2,049,680.02	0.76
300	7	435,025.51	0.16
360	2,118	264,676,838.25	97.69
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
84 - 120	15	769,768.29	0.28
121 - 180	51	2,795,284.43	1.03
181 - 240	43	2,258,879.82	0.83
241 - 300	7	435,025.51	0.16
301 - 360	2,118	264,676,838.25	97.69
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	1,025	123,327,452.78	45.52
1 - 9	1,209	147,608,343.52	54.48
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
13.33 - 15.00	1	49,976.42	0.02
15.01 - 20.00	3	223,821.99	0.08
20.01 - 25.00	6	406,287.81	0.15
25.01 - 30.00	6	320,605.76	0.12
30.01 - 35.00	11	587,492.90	0.22
35.01 - 40.00	17	987,534.02	0.36
40.01 - 45.00	24	1,824,510.95	0.67
45.01 - 50.00	34	3,068,514.83	1.13
50.01 - 55.00	36	3,290,179.04	1.21
55.01 - 60.00	62	6,721,809.87	2.48
60.01 - 65.00	82	8,101,265.57	2.99
65.01 - 70.00	128	13,571,193.05	5.01
70.01 - 75.00	196	21,711,581.00	8.01
75.01 - 80.00	440	48,311,853.12	17.83
80.01 - 85.00	384	47,810,344.73	17.65
85.01 - 90.00	544	74,801,995.03	27.61
90.01 - 95.00	259	39,074,946.68	14.42
95.01 - 96.00	1	71,883.53	0.03
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.79 - 5.00	3	422,803.05	0.16
5.01 - 10.00	1	50,000.00	0.02
10.01 - 15.00	19	1,206,716.70	0.45
15.01 - 20.00	86	6,632,834.89	2.45
20.01 - 25.00	147	13,033,780.17	4.81
25.01 - 30.00	236	26,222,547.07	9.68
30.01 - 35.00	263	28,978,379.44	10.70
35.01 - 40.00	380	45,846,239.17	16.92
40.01 - 45.00	456	57,760,214.96	21.32
45.01 - 50.00	473	65,365,682.63	24.13
50.01 - 55.00	159	24,005,037.50	8.86
55.01 - 60.00	7	946,280.18	0.35
60.01 - 65.00	2	80,557.29	0.03
65.01 - 70.00	1	256,000.00	0.09
70.01 - 74.82	1	128,723.25	0.05
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 400	2	248,000.00	0.09
451 - 475	2	282,367.47	0.10
476 - 500	49	6,163,969.14	2.28
501 - 525	906	102,501,084.94	37.83
526 - 549	1,275	161,740,374.75	59.70
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	1,405	181,958,232.24	67.16
No Prepayment Penalty	829	88,977,564.06	32.84
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	829	88,977,564.06	32.84
12	50	7,803,575.96	2.88
24	296	37,679,345.08	13.91
36	1,007	129,265,456.49	47.71
60	52	7,209,854.71	2.66
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,938	229,847,099.80	84.83
PUD	153	23,457,589.77	8.66
Condominium	52	7,725,585.93	2.85
Townhouse	45	5,309,273.18	1.96
Manufactured Housing	42	4,120,137.54	1.52
Two-Four Family	4	476,110.08	0.18
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	2,104	265,392,551.84	97.95
Second Lien	130	5,543,244.46	2.05
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	2,233	270,900,796.30	99.99
Balloon	1	35,000.00	0.01
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	2,233	270,715,796.30	99.92
Y	1	220,000.00	0.08
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	2,233	270,715,796.30	99.92
24	1	220,000.00	0.08
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,709	196,092,729.52	72.38
Rate/Term Refinance	428	60,373,366.04	22.28
Purchase	97	14,469,700.74	5.34
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	2,202	268,030,320.05	98.93
Investor	25	2,485,651.50	0.92
Second Home	7	419,824.75	0.15
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	2,234	270,935,796.30	100.00
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	941	122,556,826.72	45.23
B	881	100,206,872.66	36.99
C	384	45,115,341.66	16.65
D	28	3,056,755.26	1.13
Total	2,234	270,935,796.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	54	7,626,270.24	2.81
Arkansas	10	690,817.93	0.25
California	225	44,529,323.01	16.44
Colorado	30	4,850,943.66	1.79
Connecticut	41	7,025,093.50	2.59
Delaware	18	2,445,353.70	0.90
Florida	166	20,023,733.93	7.39
Georgia	68	7,469,807.59	2.76
Idaho	8	758,304.71	0.28
Illinois	11	1,804,169.99	0.67
Indiana	68	6,662,205.40	2.46
Iowa	31	2,797,355.24	1.03
Kansas	10	990,441.73	0.37
Kentucky	33	2,669,434.92	0.99
Louisiana	69	6,079,133.97	2.24
Maine	7	935,933.63	0.35
Maryland	71	11,535,745.98	4.26
Massachusetts	15	2,697,281.41	1.00
Michigan	74	8,148,581.82	3.01
Minnesota	13	2,038,910.30	0.75
Missouri	48	5,042,609.01	1.86
Montana	2	204,343.05	0.08
Nebraska	13	1,316,531.59	0.49
Nevada	41	6,875,722.40	2.54
New Hampshire	10	1,993,730.83	0.74
New Jersey	56	8,679,238.41	3.20
New Mexico	16	1,628,758.38	0.60
New York	80	10,771,282.47	3.98
North Carolina	54	5,862,150.21	2.16
North Dakota	1	64,277.69	0.02
Ohio	116	12,191,155.14	4.50
Oklahoma	30	2,333,106.96	0.86
Oregon	15	1,747,335.18	0.64
Pennsylvania	103	9,737,104.54	3.59
Rhode Island	7	1,057,000.55	0.39
South Carolina	32	2,919,494.12	1.08
South Dakota	6	509,612.97	0.19
Tennessee	41	3,612,904.04	1.33
Texas	338	26,265,834.88	9.69
Utah	8	1,330,065.16	0.49
Vermont	3	357,855.34	0.13
Virginia	101	14,207,386.85	5.24
Washington	46	6,546,008.78	2.42
West Virginia	20	2,107,174.92	0.78
Wisconsin	21	1,524,690.04	0.56
Wyoming	4	271,580.13	0.10
Total	2,234	270,935,796.30	100.00